EXHIBIT 10.17

Secured Convertible Debenture

THIS DEBENTURE, AND ANY SHARES ACQUIRED UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.

$500,000                                                                                                                                                                                             February 15, 2011

DNA BRANDS, INC.
(a Nevada corporation)

12% SECURED CONVERTIBLE DEBENTURE
Due On or Before February 15, 2014

DNA BRANDS, INC., a Nevada corporation (the "Company"), for value received and intending to be legally bound, hereby promises to pay to the order of Richard Braun, ("Holder"), the principal amount of Five Hundred Thousand Dollars ($500,000) on or before February 15, 2014, together with interest thereon as set forth herein.

1. Convertible Debenture.  By accepting this Debenture, the Holder hereby acknowledges that this Debenture has not been registered under the Securities Act of 1933, as amended, or any state securities laws and Holder represents for himself and his legal representative that he is acquiring this Debenture and will acquire any shares issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities and Holder agrees to reaffirm, in writing, this investment representation at the time of exercise of the conversion right set forth herein.

2. Principal and Interest Payment. Interest on the principal balance due hereunder shall be calculated at the rate of twelve percent (12%) per annum and shall be paid quarterly beginning May 15, 2011 and continuing every three (3) months thereafter.  Payment of principal and all remaining accrued interest on this Debenture shall be made on or before February 15, 2014 upon presentation of this Debenture by the Holder at the offices of the Company, in lawful money of the United States of America, by delivery of a check payable in immediately available funds to the Holder at Holder's address.  In addition to the above interest, as additional inducement for Holder to loan the funds to the Company, the Holder shall receive One Hundred Twenty Five Thousand (125,000) “restricted” shares of the Company’s common stock. The Company hereby undertakes to include the aforesaid shares of common stock in the Company’s Form S-1 Registration Statement currently on file with the US Securities and Exchange Commission. The Company also hereby agrees to pay to Holder as additional inducement to make this loan an annual transaction fee of Thirty Thousand Dollars ($30,000), to be paid quarterly with the first installment of $7,500 beginning on May 15, 2011.

3. Security.   The balance due under this Debenture shall be secured by a first position in the assets of the Company including but not limited to inventory, receivables, vehicles and warehouse equipment.  The Company hereby undertakes and acknowledges that it shall take all action necessary in order to “perfect” Holder’s security interest in said property pursuant to the laws of the State of Florida.  In addition, the Company agrees to cause to be issued Seven Hundred Fifty Thousand (750,000) shares of its Common Stock (the “Escrowed Shares”), in favor of Holder, to be held in escrow by a mutually agreeable party.  In the event the Company fails to pay all or any portion of the principal and interest due hereunder (including any and all rights to cure), the Escrowed Shares shall be released to Holder.  Holder shall not be entitled to voting rights, or to receive any dividends if and when declared by the Company relevant to such Escrowed Shares unless and until the Escrowed Shares are released.

4. Conversion of Debenture. This Debenture may be converted into shares of Common Stock of the Company, as follows:

(a)           Conversion.  Subject to and upon compliance with the provisions of this section captioned "Conversion of Debenture", at the option of the Holder, at any time on or before January 20, 2014 the unpaid principal balance of the Debenture may be converted in whole or in part, into fully-paid and non-assessable shares of Common Stock, par value $0.001 per share, of the Company (the "Shares"), at $0.75 per share. Upon conversion of the entire principal balance, the principal represented thereby shall be canceled upon delivery of the Debenture to the offices of the Company.  Such conversion shall be effectuated by the Holder submitting to the Company a notice of conversion attached hereto as Exhibit "1" (the "Conversion Notice").  The Conversion Notice shall state the dollar amount thereof to be so converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Debenture.  Shares issuable upon conversion of the Debenture shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein.  No fractional Shares shall be issued or delivered upon conversion of the Debenture.

(b) Subdivision or Combination.  Whenever the Company shall subdivide or combine the outstanding shares of Common Stock issuable upon conversion of this Debenture, the Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

(c)  Reclassification or Change.  Whenever any reclassification or change of the outstanding shares of Common Stock shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination), effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Debenture the kind of stock, other securities or property receivable upon such reclassification by a holder of the number of shares of Common Stock issuable upon conversion of this Debenture immediately prior to such reclassification.  Thereafter, the rights of the parties hereto with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Debenture shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this subparagraph (c).

(d) Merger.  If, prior to repayment of the obligations relevant hereto, or prior to conversion of this Debenture into equity in the Company, the Company shall be consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock with the view to distributing such stock to its shareholders, each share of stock into which this Debenture is convertible shall be replaced for the purposes hereof by a pro rata amount of the securities or property issuable or distributable, based upon the percentage of the Company's common stock which a Holder would have owned had a there been a conversion herein after consummation of such merger, consolidation or sale and adequate provision to that effect shall be made at the time thereof.  The Company will provide the Holder at least thirty (30) days prior written notice of any event described in this subsection (d).

(e) Reservation of Common Shares.  The Company shall take or has taken all steps necessary to reserve a number of its authorized but unissued Common Shares sufficient for issuance upon conversion of this Convertible Subordinated Debenture pursuant to the provisions included hereinabove.

(f) Securities Laws Restrictions.  This Debenture and the Common Shares issuable upon conversion have not been registered for sale under the Securities Act of 1933, as amended and neither this Debenture nor those shares nor any interest in this Debenture nor those shares may be sold, offered for sale, pledged or otherwise disposed of without compliance with applicable securities laws, including, without limitation, an effective registration statement relating thereto or delivery of an opinion of counsel acceptable to the Company that such registration is not required under the Securities Act of 1933.

(g) Status of Registered Holder.  The Company may treat the registered holder of this Debenture as the absolute owner of this Debenture for the purposes of making payments of principal or interest and for all other purposes and shall not be affected by any notice to the contrary.

(h) Redemption/Prepayment of Debenture.  This Debenture is subject to redemption at the option of the Company upon 30 days prior written notice (subject to the Holder's prior exercise of its right of conversion as set forth above), as a whole at any time, or in part from time to time, upon payment by the Company of 100% of the unpaid principal amount or such portion thereof so redeemed, plus accrued interest thereon through the date of redemption. Notwithstanding the above the Holder shall be entitled to receive a minimum of 12 months interest should this Debenture be redeemed.

(i) Events of Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

a.
if the Company shall default in the payment of principal and/or interest accruing herein when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise, and shall fail to cure such default within seven days after written notice thereof from the Holder to the Company, if the Company fails to tender any payment due hereunder when the same becomes due; or

b.
if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within fifteen days after written notice thereof from the Holder to the Company; or

c.
if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or

d.
if within 120 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 120 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated;

then, and in any such event, the Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Debenture to be due and payable, whereupon the Debenture shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate per annum hereinabove provided, on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived, subject however, to the other terms, including those relating to subordination, of this Debenture.

In the case of a default in the payment of any principal of or interest on the Debenture, the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements.  No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies.  No right, power or remedy conferred by this Debenture upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

(j) Usury Laws.  Notwithstanding any provision contained in this Debenture to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law.  If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

(k) Notices. All notices required or permitted to be given under this Debenture shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested, or by nationally recognized overnight courier service) addressed to the following addresses:

If to Holder:                           Richard Braun
__________________________
__________________________

If to Company:                       DNA BRANDS, INC.
506 NW 77th Street
Boca Raton, FL 33487
Attn: Darren Marks, President

All notices shall be deemed given upon receipt by the recipient.

(l) Governing Law.  This Debenture shall be governed by the laws of the State of Florida.

(m) Severability.  If any provision, paragraph or subparagraph of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of the Agreement, including any other provision, paragraph or subparagraph.  Each provision, paragraph or subparagraph of this Agreement is separable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

(n) Amendment.  This Agreement may only be amended in writing, duly endorsed by the parties hereto.

(o) Headings.  The headings in this Debenture are solely for convenience of reference and shall not affect its interpretation.

Attest:
DNA BRANDS, INC.

s/Melvin Leiner                                                By:s/Darren Marks
Secretary                                                                                 Darren Marks, President

EXHIBIT "1"

CONVERSION NOTICE

TO:           DNA BRANDS, INC.

The Holder listed below hereby irrevocably exercises his/her/its right to convert ____% ($______) of this Debenture into   shares of Common Stock of DNA BRANDS, INC. at the Conversion Price of $0.75 per share in accordance with the terms of this Debenture, and directs that the Common Shares issuable and deliverable upon such conversion, be registered in the name of the Holder on the books and records of DNA BRANDS, INC. and delivered to the Holder.

The Holder hereby acknowledges that the Common Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, and hereby represents and warrants to the Company that he is acquiring the Common Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Common Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Debenture.

Dated:   __________________, 20___

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Witness                                                                                                                     Signature of Holder
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                                                                                                                                   (Print Name of Holder)
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                                                                                                                                   Social Security Number or EIN

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